Exhibit 32.2

CERTIFICATION

     I, Thomas J. O’Keeffe, Chief Financial Officer of Cedar Shopping Centers, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.	The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, I have executed this Certification this 13th day of May, 2004.

/s/ THOMAS J. O’KEEFFE Thomas J. O'Keeffe, Chief Financial Officer